SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Growth Opportunities Fund -- Class A Shares
Fiscal period ending: July 31, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,388.54   N/A       $1,667.24

T   =  Average Annual
       Total Return              38.85%      N/A         32.22%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:Putnam Growth Opportunities Fund -- Class B Shares
Fiscal period ending: July 31, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000       N/A      $1,000

ERV =  Ending Redeemable Value   $1,408.00    N/A      $1,695.43

T   =  Average Annual
       Total Return             40.80%        N/A       33.43%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Growth Opportunities Fund -- Class M Shares
Fiscal period ending: July 31, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000      N/A        $1,000

ERV =  Ending Redeemable Value   $1,409.64   N/A       $1,682.63

T   =  Average Annual
       Total Return             40.96%       N/A         32.89%*

              *Life of fund, if less than 10 years

Fund name: Putnam Research Fund -- Class A Shares
Fiscal period ending: July 31, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000      N/A        $1,000

ERV =  Ending Redeemable Value   $1,410.85   N/A        $1,625.47

T   =  Average Annual
       Total Return              41.09%      N/A         30.40%*

              *Life of fund, if less than 10 years